Exhibit 10.36

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 1 TO MANUFACTURING SERVICES AGREEMENT

NOVEMBER 1, 2013

This Amendment No. 1 is intended to modify the MANUFACTURING SERVICES AGREEMENT (the “Agreement”) dated March 12, 2010 by and between OREXIGEN THERAPEUTICS, INC., a corporation existing under the laws of the State of Delaware (“Client”), and Patheon Pharmaceuticals Inc., a corporation existing under the laws of the State of Delaware, and Patheon Inc., a corporation existing under the laws of Canada (collectively, “Patheon”). All capitalized terms used herein and not otherwise defined will have the meanings assigned to such terms in the Agreement.

The parties hereto, intending to be legally bound, agree to modify the Agreement as follows (the “Amendment No. 1”):

1.	Any capitalized term that is not defined in this Amendment No. 1 will have the meaning set forth in the Agreement.

2.	The definition of Manufacturing Site in Article 1, Section 1.1 of the Agreement will be deleted and replaced in its entirety with the following:

‘”Manufacturing Site” means the applicable facility where the Manufacturing Services are performed that is owned and operated by Patheon that is located at 111 Consumers Drive, Whitby, Ontario L1N 5Z5 Canada;’

3.	Article 2, Section 2.1.1 of the Agreement will be deleted and replaced in its entirety with the following:

“2.1.1Appointment. Subject to the terms of this Agreement, Client hereby appoints Patheon to perform the Manufacturing Services for the “Territory” and to supply “Product” to Client for its commercial purposes, and Patheon hereby agrees to perform the Manufacturing Services and supply the Product to Client for its commercial purposes in accordance with the Specifications, cGMPs and all Applicable Laws for the Product Pricing set forth in Schedule B. Except as otherwise set forth in this Section 2.1, Client will have the right to purchase Product from Patheon during the term of this Agreement by placing Firm Orders for its Product requirements in accordance with Section 5.1. Notwithstanding the foregoing, during the Initial Term, Client agrees to purchase from Patheon [***] of its Tablet Product requirements for [***] or [***] of Tablet Products (the “Exclusivity Obligation”). Patheon will be obligated to manufacture and supply all such Product ordered pursuant to Section 5. But the Exclusivity Obligation will cease to be binding on Client and will be permanently converted into a non-exclusive right to purchase Tablet Product from Patheon for the remaining portion of the Initial Term (i) if there is a material breach by Patheon of any of the terms of this Agreement, which breach is not cured within the period set forth in Section 8.2(a), or (ii) under the circumstances set forth in Section 2.2.6 or 5.2(e). Client will be entitled to take the necessary steps to qualify one or more alternative Product manufacturers at any time during the term of this Agreement. Patheon agrees to cooperate with Client and provide all assistance, at Client’s expense, as may reasonably be requested by Client to qualify an alternate manufacturer. Patheon will not have to give an alternative manufacturer access to the Manufacturing Site.

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Patheon may change the Manufacturing Site for the Products only with the prior written consent of Client, this consent not to be unreasonably withheld. The timing and responsibility for costs relating to any change in the Manufacturing Site will be agreed to in writing by the parties.”

4.	Article 2, Section 2.1.2(b) of the Agreement will be deleted and replaced in its entirety with the following:

“Quality Control and Quality Assurance. Patheon will perform the quality control and quality assurance testing specified in the Quality Agreement. Batch review and release to Client will be the responsibility of Patheon’s quality assurance group. Patheon will perform its batch review and release responsibilities in accordance with Patheon’s standard operating procedures. For the [***] of Product manufactured, Patheon will give Client supporting documentation, including without limitation the executed batch record, a certificate of analysis and certificate of compliance for these Products, which will specify the date of manufacture and confirm that all Products in the applicable batch conform to the Specifications, Applicable Laws and cGMPs. Thereafter, Patheon will supply this documentation upon Client’s request [***]. Per the Quality Agreement, Client’s review of additional batch records may be required to assure completeness of Patheon’s quality review. Patheon will provide the necessary documentation until this assurance has been met. Client will have sole responsibility for the release of Products to the market. The form and style of batch documents, including, but not limited to, batch production records, lot packaging records, equipment set up control, operating parameters, data printouts, and laboratory notebooks are the exclusive property of Patheon. Specific Product related information contained in those batch documents is Client property.”

5.	Article 2, Section 2.1.2(e) of the Agreement will be deleted and replaced in its entirety with the following:

“Active Materials and Client Supplied Components Importing. At least [***] before the scheduled production date, Client will deliver the Active Materials to the Manufacturing Site DDP (Incoterms 2010) sufficient for Patheon to manufacture the desired quantities of Product on the requested delivery date. If the Active Materials are not received [***] before the scheduled production date, Patheon may delay the shipment until a later date as agreed to by both parties. All shipments of Active Material will be accompanied by certificate(s) of analysis from the Active Material manufacturer. Patheon will confirm the identity of the Active Materials and its compliance with the Active Material specifications. Patheon will perform [***] testing of the Active Materials according to the [***] program as directed by Client [***].”

6.	Article 2, Section 2.2.6 of the Agreement will be deleted and replaced in its entirety with the following:

“No Material Breach. It will not be a material breach of this Agreement by Patheon under Section 8.3(a) if the Actual Annual Yield is less than the Target Yield (the “Shortfall”). But Client will be released from the Exclusivity Obligation set forth in Section 2.1.1 if the Actual Annual Yield falls more than [***]% below the Target Yield in any Year.”

7.	A new Article 2, Section 2.3 will be added to the Agreement as follows:

“2.3 Project Proposals. If the parties mutually agree that Patheon will perform work in addition to the manufacturing of Product under this Agreement, the parties

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will execute a mutually acceptable Project Proposal, which will set forth the work to be performed and the fees and expenses, if any, to be paid by Client in connection therewith. If there is a conflict between the terms contained in any Project Proposal and this Agreement, the terms of this Agreement will control, unless specifically agreed upon to the contrary in the Project Proposal. No obligation will be incurred by either party with respect to this work unless a Project Proposal has been executed by the authorized agents of both parties. Patheon will conduct the work in accordance with the Project Proposal, which may be amended from time to time upon mutual agreement of the parties. Patheon agrees not to intentionally change or deviate in any material manner from the Project Proposals without Client’s prior written approval.”

8.	Article 4, Section 4.2(c) of the Agreement will be deleted and replaced in its entirety with the following:

“Pricing Basis. Client acknowledges that the Price in any Year is quoted based upon the Manufacturing, Packaging and Testing Assumptions for the price tiers specified in Schedule B. The Price is subject to change if [***]. For greater certainty, [***]. But Patheon will not be required to give information to Client that is subject to obligations of confidentiality between Patheon and its suppliers. Annually, in conjunction with revised pricing and the following year forecast, the parties will agree on the target price to be charged for Product shipments. Within [***], Patheon will debit or credit Orexigen the difference between the amount invoiced and the sum due with respect to the aggregate amount purchased in the prior Year based on the Schedule B pricing then in effect.”

9.	Article 4, Section 4.2(d) of the Agreement will be deleted and replaced in its entirety with the following:

“Cost Improvement Program. Patheon and Client agree to work together to develop cost reduction initiatives as part of an overall cost improvement program, [***]. Unless otherwise agreed to by parties in writing, [***]. A “cost reduction initiative” for the purpose of this Agreement will be an initiative that reduces the internal or out-of-pocket costs incurred by a party in [***]. It is further agreed by the parties that on-going method improvements developed or adopted by either Client or Patheon independently of the other party(ies), will not be a cost reduction initiative under this section, and there will be no obligation on a party to share the net cost savings realized from this improvement with the other party(ies) to this Agreement.

For all Price adjustments under this Section 4.2, Patheon will deliver to Client on or about [***] of each Year a revised Schedule B to be effective for the next Year.”

10.	A new Article 4, Section 4.7 will be added to the Agreement as follows:

“4.7Attachment. Any revised Schedule B that is mutually agreed to in writing by the parties [***] will be attached to this Agreement.”

11.	Article 5, Section 5.1(a) of the Agreement will be deleted and replaced in its entirety with the following:

“Rolling 12 Month Forecast. [***], Client will give Patheon a non-binding 12 month forecast of the volume of Product that Client expects to order for commercial purposes in the first 12 months of commercial manufacture of the Product. This forecast will then be updated by Client on or before the [***] thereafter on a rolling forward basis. Client will update the forecast forthwith if it determines that the volumes estimated in the most recent forecast have changed by more than [***]%. The most recent 12-month forecast will prevail over all previous forecasts.”

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12.	Article 5, Section 5.1(b) of the Agreement will be deleted and replaced in its entirety with the following:

“Firm Orders. On a rolling basis during the term of this Agreement, [***] prior to the due date for the product on the Firm Order, the Client will issue a firm written order in the form of a purchase order or otherwise (“Firm Order”) to purchase and, when accepted by Patheon, for Patheon to manufacture and deliver the agreed quantity of the Products on a date specified in the Firm Order. Firm Orders submitted to Patheon will specify Client’s Manufacturing Services purchase order number, quantities by Product type, monthly delivery schedule, and any other elements necessary to ensure the timely manufacture and shipment of the Products. The quantities of Products ordered in those written orders will be firm and binding on Client. Firm Orders submitted by Client pursuant to this Section 5.1(b) must be accepted by Patheon via a written order acknowledgement within [***] Business Days of receipt of the Firm Order, and will be automatically firm and binding on Patheon up to quantities not more than [***]% of the amount for the delivery period specified in the Firm Order. Firm Orders not rejected by Patheon within [***] Business Days of receipt by Patheon will be deemed to have been accepted by Patheon.”

13.	Article 5, Section 5.2 of the Agreement will be deleted and replaced in its entirety with the following:

“Delays. If Patheon, for any reason, fails to deliver, [***] the requisite quantities of Products included within any Firm Order (including but not limited to any Tablet Products which are subject to the Exclusivity Obligation) within [***] after the scheduled date of delivery, or if Patheon otherwise anticipates or notifies Client that it will be unable to make delivery of all or a portion of the ordered Products within [***] after the scheduled date of delivery, thus known as a “Late Delivery”, then Client may cancel the late shipment of Products from Patheon if manufacture of the Products has not started and purchase the Products ordered under the Firm Order from an alternative third party supplier. The quantity of Products purchased from the substitute supplier due to Patheon’s failure to supply will be treated as if it were purchased from Patheon for purposes of determining the Annual Volume for subsequent purchases of Products. If Patheon is able to demonstrate to Client’s reasonable satisfaction that it has regained its ability to resume supplying hereunder, Client’s right to purchase Tablet Products from the substitute supplier will terminate immediately upon the delivery by Patheon to Client of written notice thereof except for orders already placed or obligated to be placed by Client from the substitute supplier.

(a) Patheon and the Client understand that there may be uncertainties and necessary adjustments in production schedules during the [***], known as the “Initial Manufacturing Period”. The parties agree that they will work together closely to expedite deliveries and manage the scheduling of the initial Product launch.

(b) If, after the Initial Manufacturing Period, there is a Late Delivery, Client will receive a credit from Patheon for the Late Delivery that will be applied against the purchase price under the next Firm Order. The credit will be [***]% of the Price of the quantities of Product not delivered by Patheon under the Firm Order on the Delivery Date (i.e., [***]).

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(c) A Late Delivery by itself will not be a material breach of this Agreement by Patheon for the purposes of Section 8.3.

(d) A Late Delivery will not include any delay in shipment of Product caused by events outside of Patheon’s reasonable control, such as a Force Majeure Event, a delay in delivery of API or Materials, a delay in Product release approval from Client or receipt of non-conforming API supplied by Client.

(e) If a supply problem occurs to the extent that, in [***], (1) [***] Product [***] are not delivered by [***] or (2) a purchase order is [***] set forth therein, then Client will be released from the Exclusivity Obligation set forth in Section 2.1.1.

14.	Article 5, Section 5.3(b) of the Agreement will be deleted and replaced in its entirety with the following:

“If Client fails to take possession or arrange for the destruction of Components within [***] of purchase or, in the case of finished Product, within [***] of manufacture, upon written notice to Client by Patheon of the impending charges, Client will pay Patheon $[***] per pallet, per [***] thereafter for storing the Components or finished Product. Storage fees for Components or Product which contain controlled substances or require refrigeration will be charged at $[***] per pallet per [***]. Storage fees are subject to a [***] pallet minimum charge per [***]. Beginning with the Commencement Date, the parties agree to maintain at the Manufacturing Site safety stock of finished Tablet Products (“Safety Stock”) in the amount of [***]. The parties agree to meet in good faith to review delivery performance [***] with the following performance metrics being used as the basis to raise. maintain, or lower the Safety Stock level: [***]. Patheon may [***] finished Product in excess of Safety Stock held by it longer than [***] months at [***].”

15.	Article 5, Section 5.5 of the Agreement will be deleted and replaced in its entirety with the following:

“Shipments. Shipments of Products will be made EXW (INCOTERMS 2010) Patheon’s shipping point unless otherwise mutually agreed. Risk of loss or of damage to Products will remain with Patheon until Patheon loads the Products onto the carrier’s vehicle for shipment at the shipping point at which time risk of loss or damage will transfer to Client. Patheon will, in accordance with Client’s instructions and as agent for Client, (i) arrange for shipping, including preparing and executing a packing list, so that the Product will be delivered to the delivery address on the delivery date set forth in the applicable Firm Order, with such shipping to be paid by Client and (ii) at Client’s risk and expense, obtain any export license or other official authorization necessary to export the Products. Client will arrange for insurance and will select the freight carrier used by Patheon to ship Products and may monitor Patheon’s shipping and freight practices as they pertain to this Agreement. Products will be packed and transported in accordance with the Specifications.”

16.	Article 7, Section 7.8(c) of the Agreement will be deleted and replaced in its entirety with the following:

“Verification of CMC. At least [***] days prior to filing with any Regulatory Authority any documentation which is or is equivalent to the FDA’s Chemistry and Manufacturing Controls (“CMC”) related to any Marketing Authorization, such as a New Drug Application or Abbreviated New Drug Application, Client will give Patheon a copy of the CMC documentation as well as all supporting documents which have been relied upon to prepare the CMC documentation to the extent

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including CMC information regarding the work performed by Patheon under this Agreement, including any data generated by Patheon in connection with such work. Patheon will verify that the CMC documentation accurately describes the work that Patheon has performed and the manufacturing processes that Patheon will perform under this Agreement. Client will give Patheon copies of all FDA filings at the time of submission to the extent containing CMC information regarding the work performed by Patheon under this Agreement, including any data generated by Patheon in connection with such work. Notwithstanding the foregoing, Client may omit from the materials provided to Patheon any CMC documentation and supporting documents which have been previously provided to Patheon by Client and which have not been modified or edited by Client.”

17.	Article 8, Section 8.2(b) of the Agreement will be deleted and replaced in its entirety with the following:

“Except for a termination under Sections 8.3 (a), (b) or (c), if there is a Client Termination for the [***] prior to the expiration of the Initial Term, Client will pay to Patheon (i) $[***] if the date of the Termination Notice (the “Notice Effective Date”) occurs [***] (the “Client Termination Payment”). The Client Termination Payment will be due to Patheon no later than [***] Business Days following the effective date of the Client Termination. For the avoidance of doubt, no Client Termination Payment will result from a Client Termination that is effective on or after the expiration of the Initial Term or from a Client Termination made under Sections 8.3 (a), (b) or (c).”

18.	The first email address set forth in Article 13, Section 13.9 of the Agreement will be deleted and replaced in its entirety with the following:

“[***]”

19.	Schedule A of the Agreement will be deleted and replaced in its entirety with the Schedule A set forth on Exhibit 1 of this Amendment No. 1.

20.	Schedule B of the Agreement will be deleted and replaced in its entirety with the Schedule B set forth on Exhibit 2 of this Amendment No. 1.

21.	Schedule E of the Agreement will be deleted and replaced in its entirety with the Schedule E set forth on Exhibit 3 of this Amendment No. 1.

22.	Except for the matters set forth in this Amendment No. 1, all other terms of the Agreement will remain unchanged and will continue in full force and effect. If there is any conflict between the terms of the Agreement and this Amendment No. 1, the terms of this Amendment No. 1 will govern.

23.	The Agreement and this Amendment No. 1 represent the complete and entire understanding between the parties regarding the subject matter hereof and supersede all prior or contemporaneous negotiations, representations or agreements, either written or oral, regarding this subject matter. The Agreement and this Amendment No. 1 cannot be modified or amended except in a writing signed by an appropriate officer of each of the parties hereto.

24.	This Amendment No. 1 will be construed and enforced in accordance with the laws of the State of New York, excluding its conflicts of law provisions, and the laws of the United States of America applicable therein and subject to the exclusive jurisdiction of the courts thereof. The UN Convention on Contracts for the International Sale of Goods will not apply to this Amendment No. 1.

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25.	This Amendment No. 1 may be executed in multiple counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument. A facsimile, PDF or any other type of copy of an executed version of this Agreement signed by a Party is binding upon the signing party to the same extent as the original of the signed Agreement, and may be delivered electronically.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 as of the last date set forth on this signature page below.

PATHEON PHARMACEUTICALS INC.

By:	/s/ Francis P. McCune
Name: Francis P. McCune
Title: Secretary
Date: 11/1/2013

PATHEON INC.

By:	/s/ Jason Conner
Name: Jason Conner
Title: VP, Legal & Assistant General Counsel
Date: 11/3/2013

OREXIGEN THERAPEUTICS, INC.

By:	/s/ Michael A. Narachi
Name: Michael A. Narachi
Title: President & CEO
Date: November 13, 2013

By:	/s/ Joseph P. Hagan
Name: Joseph P. Hagan
Title: CBO
Date: November 13, 2013

By:	/s/ Philip Roberts
Name: Philip Roberts
Title: VP, Technical Operations
Date: November 13, 2013

Exhibit 1

SCHEDULE A

PRODUCT LIST AND SPECIFICATIONS

Products List

[***]

Specifications

[***]

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Exhibit 2

SCHEDULE B

Product Pricing

[***]

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Exhibit 3

SCHEDULE E

Capital Requirements

[***]

[***]

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